SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                           -----------------------

    Date of Report (Date of earliest event reported):  June 9, 2004


                              THE KRYSTAL COMPANY
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



       Tennessee                000-20040                62-0264140
    --------------        ---------------------      --------------------
    (State of             (Commission File No.)      (IRS Employer
    incorporation)                                   Identification No.)



                One Union Square, Chattanooga, Tennessee 37402
         -----------------------------------------------------------
         (Address of principal executive offices, including zip code)



                                (423) 757-1550
             ----------------------------------------------------
             (Registrant's telephone number, including area code)














Item 5.  Other Events and Required FD Disclosure.

     On June 9, 2004, The Krystal Company (the "Company"), an owner, operator and franchisor of quick service restaurants featuring the KRYSTAL hamburger, announced that it purchased $48,380,000 of its 10.25% Senior Notes due 2007 (the "Notes") tendered to it pursuant to the Company's previously announced offer to purchase and consent solicitation statement dated May 10, 2004. In addition, pursuant to the offer to purchase and consent solicitation statement, the proposed amendments to the indenture governing the Notes, which eliminated substantially all of the restrictive covenants contained in the indenture, also became effective upon the purchase of the Notes. The Company has also delivered a notice of redemption of any and all Notes remaining outstanding after the previously announced partial redemption of $10,000,000 of Notes is completed on June 14, 2004.

     The Company also announced that it has completed a $90 million refinancing of corporate debt with a new senior secured credit facility that was arranged and syndicated by Bank of America as administrative agent, and includes a number of other financial institutions.

     A copy of the press release announcing the purchase of the Note is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. A copy of the press release announcing the new senior credit facility is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.




                           SIGNATURES
                           ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 14, 2004                        THE KRYSTAL COMPANY

                                     By: /s/ Larry D. Bentley
                                        --------------------
                                         Larry D. Bentley
                                         Senior Vice President and
                                         Chief Financial Officer




                           EXHIBIT INDEX


Number                                    Description
------                 ------------------------------------------------
99.1                   Press Release dated June 9, 2004 regarding Notes

99.2 Press Release dated June 9, 2004 regarding senior credit facility

Exhibit 99.1

The Krystal Company Announces Final Results of Tender Offer

CHATTANOOGA, Tenn., June 9, 2004 /PRNewswire-FirstCall via COMTEX/ -- The Krystal Company announced the expiration of its tender offer and consent solicitation (the "Offer") for any and all of its $60,980,000 aggregate principal amount of 10.25% Senior Notes due 2007, CUSIP Number 501148AC4 (the "Notes").

A total of $48,380,000 in aggregate principal amount of the outstanding Notes (approximately 79.3%) was tendered prior to the expiration date. The Company has accepted and paid for all Notes tendered pursuant to the Offer. The proposed amendments to the indenture governing the Notes, which eliminated substantially all of the restrictive covenants contained in the indenture, became effective today.

The Company engaged Banc of America Securities LLC to act as exclusive dealer manager and solicitation agent in connection with the Offer.


About the Company

The Company develops, operates and franchises full-size Krystal and smaller "double drive-thru" Krystal Kwik quick-service restaurants. The Company has been in the quick service restaurant business since 1932, and believes it is among the first fast food restaurant chains in the country. The Company began to franchise Krystal Kwik restaurants in 1990 and Krystal restaurants in 1991. In 1995, the Company began to develop and franchise Krystal restaurants located in non-traditional locations such as convenience stores. As of March 28, 2004, the Company operated 245 units in nine states in the southeastern United States. Franchisees operated 177 units as of March 28, 2004. Visit http://www.krystal.com .


Statement Concerning Forward-Looking Information

Certain written and oral statements made by or on behalf of the Company may constitute "forward-looking" statements as defined under the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). The PSLRA contains a safe harbor in making such disclosures. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and its present expectations or projections. These risks and uncertainties include, but are not limited to, unanticipated economic changes, interest rate movements, changes in governmental policies, the impact of competition, changes in consumer tastes, increases in costs for food and/or labor, the availability and adequate supply of hourly-paid employees, the ability of the Company to attract and retain suitable franchisees, the Company's ability to obtain funding sufficient to meet operation requirements and capital expenditures (including the consummation of the tender offer transaction and the availability of a new senior credit facility), the impact of governmental regulations and other risks and uncertainties described in the Company's Securities and Exchange Commission filings. The Company cautions that such factors are not exclusive. Caution should be taken not to place undue reliance on any such forward-looking statements since such statements speak only as of the date of the making of such statements and are based on certain expectations and estimates of the Company which are subject to risks and changes in circumstances that are not within the Company's control. The Company does not undertake to update forward-looking statements.

SOURCE The Krystal Company

Larry Bentley of The Krystal Company, (423) 757-5673


Exhibit 99.2

Krystal Completes $90 Million Refinancing

CHATTANOOGA, Tenn., June 9, 2004 (BUSINESS WIRE) -- The Krystal Company announced today that it has completed a $90 million refinancing of corporate debt. The new senior secured credit facility was arranged and syndicated by Bank of America as Administrative Agent, and includes a number of other financial institutions. The new credit facility replaces the entire
$60.9 million outstanding balance of the company's 10.25% senior notes, which were scheduled to mature in 2007. The new credit facility consists of $65 million in term debt and a $25 million revolving credit facility. The company had previously repurchased and retired over $39 million of the original issuance of $100 million 10.25% senior notes. According to Larry Bentley, Krystal's Senior Vice President and Chief Financial Officer, "This transaction provides a number of advantages for our company. Not only have we reduced our overall cost of borrowing and extended the ultimate maturity of remaining debt until 2009, we have also increased our strategic flexibility through more favorable borrowing covenants. We have also created a more efficient environment in which to reduce our debt levels in the future." As a result of this transaction, The Krystal Company is no longer required to comply with the financial reporting and other requirements of the Securities and Exchange Commission.


About the Company

The Company develops, operates and franchises full-size Krystal and smaller "double drive-thru" Krystal Kwik quick-service restaurants. The Company has been in the quick service restaurant business since 1932, and believes it is among the first fast food restaurant chains in the country. The Company began to franchise Krystal restaurants in 1990. As of March 28, 2004, the Company operated 245 units in nine states in the southeastern United States. Franchisees operated 177 units as of March 28, 2004.


Statement Concerning Forward-Looking Information

Certain written and oral statements made by or on behalf of the Company may constitute "forward-looking" statements as defined under the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). The PSLRA contains a safe harbor in making such disclosures. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and its present expectations or projections. These risks and uncertainties include, but are not limited to, unanticipated economic changes, interest rate movements, changes in governmental policies, the impact of competition, changes in consumer tastes, increases in costs for food and/or labor, the availability and adequate supply of hourly-paid employees, the ability of the Company to attract and retain suitable franchisees, the Company's ability to obtain ding the consummation of the tender offer transaction and the availability of a new senior credit facility), the impact of governmental regulations and other risks and uncertainties described in the Company's Securities and Exchange Commission filings. The Company cautions that such factors are not exclusive. Caution should be taken not to place undue reliance on any such forward-looking statements since such statements speak only as of the date of the making of such statements and are based on certain expectations and estimates of the Company which are subject to risks and changes in circumstances that are not within the Company's control. The Company does not undertake to update forward-looking statements.


SOURCE: The Krystal Company

The Krystal Company, Chattanooga

Larry D. Bentley, (423) 757-5673